UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2017 (June 29, 2017)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 29, 2017, TerraForm Power, Inc. (the “Company”) received a notification letter from a Hearings Advisor from the Nasdaq Office of General Counsel, informing the Company that the Nasdaq Hearings Panel (the “Panel”) granted the Company further extensions to regain compliance with Nasdaq’s continued listing requirements. Under these extensions, the Company’s Class A common stock will remain listed on the Nasdaq Stock Market, subject to the requirement that the Company’s Form 10-K for the year ended December 31, 2016 be filed with the Securities and Exchange Commission (the “SEC”) by July 24, 2017, its annual meeting of stockholders be held by August 24, 2017, its Form 10-Q for the first quarter of 2017 be filed with the SEC by August 30, 2017 and its Form 10-Q for the second quarter of 2017 be filed with the SEC by September 30, 2017.

In addition, the Company is required to provide the Panel, by July 10, 2017, certain additional information regarding the status of the audit of the Company’s financial statements for the fiscal year ended December 31, 2016. The Panel may reconsider the terms of the above extensions following its review of this additional information or based on any other relevant event, condition or circumstance. The Nasdaq Listing and Hearing Review Council may also determine to review the Panel’s decision.

Item 7.01 Regulation FD Disclosure.

On June 30, 2017, the Company issued a press release announcing the granting of the extension. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 30, 2017, titled “TerraForm Power Announces Extensions to Regain Nasdaq Compliance”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: June 30, 2017	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated June 30, 2017, titled “TerraForm Power Announces Extensions to Regain Nasdaq Compliance”